Exhibit 10(a)

                                              EXECUTION COPY

         FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of April 28, 1998, is entered into by and among MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company") and the several financial institutions party to the Credit Agreement referred to below (collectively, the "Banks").

                            RECITALS

     A. The Company, the Banks, Bank of America National Trust and Savings Association, as Competitive Bid Agent and Operating Agent, Citibank, N.A., as Syndication Agent, The Chase Manhattan Bank and NationsBank of Texas, N.A., as Co-Documentation Agents, and the Co-Agents named therein are parties to a Revolving Credit Agreement, dated as of April 30, 1997 (the "Credit Agreement") pursuant to which the Banks have extended to the Company a revolving credit facility and a competitive bid facility.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. CIBC Inc., LTCB Trust Company, The Sanwa Bank, Limited, New York Branch, Toronto Dominion (New York), Inc. and The Toyo Trust & Banking Co., Ltd., New York Branch (collectively, the "Departing Banks") have declined to consent to such amendments and, as a result, are withdrawing from the Credit Agreement.

     D. Bank of America National Trust and Savings Association, The Chase Manhattan Bank, Citibank, N.A. and NationsBank of Texas, N.A. (collectively, the "Increasing Banks") have agreed to increase the aggregate amount of their Commitments by an amount equal to the aggregate amount of the Commitments of the Departing Banks.

     E. The Banks (other than the Departing Banks) are willing to so amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.   Amendments to Credit Agreement.

     (a)  Section 1.01 of the Credit Agreement is hereby amended by:

          (i)  deleting therefrom the definition of "Applicable
     Margin" in its entirety and substituting therefor the following:

               "'Applicable Margin' means, with respect to Eurodollar Rate Advances, 0.15% per annum.";

          (ii) deleting therefrom the definition of "Merger" in its entirety;

          (iii)     deleting therefrom the definition of
     "Termination Date" in its entirety and substituting therefor the following:

               "'Termination Date' means the earliest to occur of:

               (a)  April 26, 1999;

               (b)  a Change of Control;

               (c) a merger, consolidation or combination by the Company, directly or indirectly, with or into any other
          Person, whether the Company is the surviving corporation in any such transaction or otherwise;

               (d)  a sale, conveyance, transfer or other
          disposition by the Company, directly or indirectly
          (whether in one or a series of transactions), of all or substantially all of its assets, whether now owned or hereafter acquired; and

               (e)  the date on which the Commitments shall
          otherwise terminate in accordance with the provisions of this Agreement."; and

          (iv) inserting the following new definition in its appropriate alphabetical order:

               "'Change of Control' means (a) any "person" or "group" of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall acquire "beneficial ownership" (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more than 30% of the shares of capital stock of the Company having the power to vote for the election of directors, or (b) during any period of 12 consecutive months, commencing before or after the date of this Agreement and ending after the date of this Agreement, individuals who on the first day of such period were directors of the Company

          (together with any replacement or additional directors who shall have been nominated or elected by a majority of directors then in office) shall cease to constitute a majority of the board of directors of the Company."

     (b) Section 2.10 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and substituting therefor the following:

          "(a) Facility Fee. The Company will pay to the Operating Agent, for the account of each Bank, a facility fee for the period from and including the Effective Date to but excluding the Termination Date at the rate of (i) 0.035% per annum for the period from and including the Effective Date to but excluding April 28, 1998 and (ii) 0.05% per annum thereafter, on the actual amount of such Bank's Commitment from time to time in effect, regardless of utilization, payable (x) quarterly in arrears on each February 15, May 15, August 15 and November 15, commencing on May 15, 1997 and (y) on the Termination Date."

     (c) Section 3.12 of the Credit Agreement is hereby amended by deleting the date "December 31, 1996" from each place where such date appears and substituting therefor the date "December 31, 1997".

     (d) Section 6.02 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          "6.02     Sale or Lease of Assets.  The Company shall
     not, directly or indirectly,

          (a) sell, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of the shares of capital stock of MCI Telecom;

          (b) sell, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or substantially all of its assets, business or property, whether now owned or hereafter acquired; or

          (c) permit MCI Telecom to, directly or indirectly, sell, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or a material part of the assets, business or property of MCI Telecom (including accounts and notes receivable, with or without recourse), whether now owned or hereafter acquired, or enter into any agreement to do any of the foregoing, except:

               (i) dispositions by MCI Telecom of obsolete or worn-out property or real property no longer used or useful in its business;

               (ii) sales by MCI Telecom to local exchange carriers, with or without recourse, of customer receivables in the ordinary course of business;

               (iii)     dispositions by MCI Telecom of assets
          acquired, either directly or through the acquisition of the owner of such assets, after the date of this Agreement; provided, that each such disposition shall be for fair and adequate consideration; and

               (iv) dispositions (including sales pursuant to sale-leaseback transactions) by MCI Telecom not otherwise permitted hereunder which are made for fair market value; provided that the book value of all Disposed Assets (as hereinafter defined) disposed of pursuant to this Section 6.02(c)(iv) after the date of this Agreement does not exceed 20% of the greater of (A) the book value of the assets of MCI Telecom as of December 31, 1997 and (B) the book value of the assets of MCI Telecom as of the date of the most recent financial statements furnished to the Operating Agent pursuant to Section 5.01.

          For purposes of Section 6.02(c)(iv), the term "Disposed Assets" shall mean all assets of MCI Telecom other than cash and cash equivalents, equity investments, intercompany receivables (but only if the receivables in question are being transferred to the Company or any of its Subsidiaries), franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, experimental or organizational expense, and other like intangibles (but excluding rights of way treated as assets)."

     (e) Section 6.03 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          "6.03     Consolidations and Mergers.  The Company shall
     not, nor shall it permit MCI Telecom to, merge, consolidate or combine, directly or indirectly, with or into any Person, except MCI Telecom may merge, consolidate or combine with or into, or transfer assets to, any other Person, if immediately after giving effect thereto, (a) no Default or Event of Default would exist, and (b) MCI Telecom shall be the surviving corporation in such merger, consolidation or combination."

     (f)  Article VII of the Credit Agreement is hereby amended by:

          (i) deleting clause (e) thereof in its entirety and substituting therefor the following:

               "(e) Certain Article VI Defaults The Company shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 (other than by reason of an attachment or involuntary lien), 6.02 (other than by reason of an event specified in the definition of "Termination Date"), 6.03 (other than by reason of an event specified in the definition of "Termination Date"),
          6.06 or 6.08; or the Company shall fail to perform or observe any term, covenant or agreement contained in Section

          6.01 (if by reason of an attachment or
          involuntary Lien) or 6.07 and such default shall continue unremedied for a period of fifteen (15) days; or"

          (ii) deleting clause (f) thereof in its entirety and substituting therefor the following:

               "(f) Other Covenant Defaults. The Company shall fail to perform or observe any term, covenant or agreement contained in Article V or Article VI (other than those terms, covenants and agreements contained in
          Section 6.01, 6.02, 6.03, 6.06, 6.07 or 6.08), and such
          default shall continue unremedied for a period of thirty
          (30) days; provided, that the failure to perform or observe Section 5.12 shall not be an Event of Default until such failure shall continue unremedied for a period of thirty (30) days after notice thereof shall have been given to the Company by the Majority Banks; or"

          (iii) deleting the word "or" appearing at the end of clause (l) thereof; and

          (iv) deleting clause (m) thereof in its entirety.

     (g) Schedule I to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting therefor a new Schedule I in the form of Annex I hereto.

     (h) Schedule II to the Credit Agreement is hereby amended by deleting therefrom all references to the respective Departing
Banks.

     3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing.

     (b) The execution and delivery by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended hereby (the "Amended Agreement"), have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Amended Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     (c) All representations and warranties of the Company contained in the Amended Agreement are true and correct as of the date hereof as if made on the date hereof.

     4. Effective Date. This Amendment will become effective as of the date first written above on the date that the Operating Agent shall have received each of the following, in form and substance satisfactory to the Operating Agent, its counsel and the Banks and in sufficient copies for each Bank:

     (a) a duly executed original (or, if elected by the Operating Agent, an executed facsimile copy) of this Amendment from the Company and each of the Banks (including the Departing Banks);

     (b) a copy of a resolution passed by the Company's board of directors, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement;

     (c) a certificate of the Secretary or Assistant Secretary of the Company certifying as of the date hereof the names and true signatures of the officers of the Company authorized to execute and deliver this Amendment;

     (d) a duly executed Pro Rata Note payable to each of the Increasing Banks in a principal amount equal to the new amount of such Increasing Bank's Commitment as set forth on Annex I hereto;

     (e) evidence satisfactory to it that the Operating Agent has been paid, for the account of the respective Departing Banks, all facility fees payable to such Banks that are accrued but unpaid as of the date hereof and all other amounts, if any, due to such Banks under the Credit Agreement; and

     (f) an opinion of the General Counsel to the Company, dated the date hereof and substantially in the form of Exhibit A-1 hereto, and an opinion of Kramer, Levin, Naftalis & Frankel, special New York counsel to the Company, dated the date hereof and substantially in the form of Exhibit A-2 hereto, but in each case also covering such other matters incident to the transactions contemplated by this Amendment as the Operating Agent shall reasonably require.

     The Operating Agent shall ask each of the Departing Banks to return the Notes originally executed and delivered in connection with the Credit Agreement to the Operating Agent. Upon receipt of such Notes, the Operating Agent shall mark such Notes "Cancelled" and return such Notes to the Company. In addition, the Operating Agent shall ask each of the Increasing Banks to return the Pro Rata Notes originally executed and delivered in connection with the Credit Agreement to the Operating Agent. Upon receipt of such Notes, the Operating Agent shall mark such Notes "Superseded" and return such Notes to the Company. Each Increasing Bank agrees to return to the Operating Agent such Pro Rata Note for such purpose.

     For purposes of determining compliance with the foregoing conditions specified in this Section 4, each Bank that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the

Operating Agent to such Bank for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to, such Bank.


     5. Release of Departing Banks. The Company hereby releases the Departing Banks from their respective Commitments under the Credit Agreement, which Commitments are terminated upon the effectiveness of this Amendment. The Company acknowledges and agrees that the obligations and liabilities of the Company contained in the Credit Agreement which by their terms survive termination of the Commitments for any period of time shall survive the termination of the Departing Banks' respective Commitments for the respective periods of time specified in the Credit Agreement.

     6.   Miscellaneous.

     (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect. All references in the Loan Documents to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as amended hereby.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     (c) This Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be prepared entirely within such State.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Operating Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Operating Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Operating Agent.

     (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement.

     (g) The Company agrees to pay or reimburse the Operating Agent, within fifteen (15) days after demand, for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel to the Operating Agent (including the allocated cost of in-house counsel) with respect thereto; provided, that any demand for payment or reimbursement of any of the foregoing shall be accompanied by an itemized statement or statements covering the related costs, expenses or allocated cost.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                              MCI COMMUNICATIONS CORPORATION


                              By:
                              Title:


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By:
                              Title:


                              THE CHASE MANHATTAN BANK


                              By:
                              Title:

                              CITIBANK, N.A.


                              By:
                              Title:


                              NATIONSBANK OF TEXAS, N.A.


                              By:
                              Title:


                              THE BANK OF NEW YORK


                              By:
                              Title:


                              THE BANK OF NOVA SCOTIA


                              By:
                              Title:

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                              Title:


                              MELLON BANK, N.A.


                              By:
                              Title:


                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK


                              By:
                              Title:


                              THE FUJI BANK LIMITED,
                              NEW YORK BRANCH


                              By:
                              Title:

                              THE SUMITOMO BANK, LIMITED,
                              NEW YORK BRANCH


                              By:
                              Title:


                              THE BANK OF TOKYO-MITSUBISHI,
                              LTD., NEW YORK BRANCH


                              By:
                              Title:


                              WELLS FARGO BANK, N.A.


                              By:
                              Title:


                              By:
                              Title:


                              COMERICA BANK


                              By:
                              Title:

                              THE DAI-ICHI KANGYO BANK, LTD.


                              By:
                              Title:


                              DEUTSCHE BANK AG, NEW YORK
                              AND/OR CAYMAN ISLANDS BRANCHES


                              By:
                              Title:


                              By:
                              Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:
                              Title:

                              BANQUE NATIONALE DE PARIS


                              By:
                              Title:


                              By:
                              Title:


                              BARCLAYS BANK PLC


                              By:
                              Title:


                              FIRST NATIONAL BANK OF MARYLAND


                              By:
                              Title:


                              SUNTRUST BANK,
                              CENTRAL FLORIDA, N.A.


                              By:
                              Title:

                              UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH


                              By:
                              Title:


                              By:
                              Title:


                              FIRST UNION NATIONAL BANK
                              (formerly known  as Signet Bank)


                              By:
                              Title:

     Each of the undersigned Departing Banks acknowledges and agrees that:

     (a)  such Bank is withdrawing from the Credit Agreement;

     (b) all fees and other amounts due to such Bank under the Credit Agreement have been paid in full;

     (c) such Bank's obligations to the Agents under Section 8.07 of the Credit Agreement survive the termination of such Bank's
Commitment;

     (d) such Bank's obligations to the Operating Agent and the Company pursuant to Section 2.15 of the Credit Agreement remain in full force and effect with respect to all amounts paid to such Bank (and all Taxes paid or payable with respect thereto) on or prior to the termination of such Bank's Commitment; and

     (e) upon the effectiveness of this Amendment, such Bank releases the Company from all of its obligations and liabilities to such Bank under the Credit Agreement and the other Loan Documents, except for such obligations and liabilities which by their terms survive termination of the Commitments for any period of time, which obligations and liabilities shall survive the termination of such Bank's Commitment for the respective periods of time specified in the Credit Agreement.

     Each of the undersigned Departing Banks further agrees to return to the Operating Agent the Notes originally executed and delivered to such Bank pursuant to the Credit Agreement and authorizes the Operating Agent to mark such Notes "Cancelled" and return such Notes to the Company.

                              CIBC INC.


                              By:
                              Title:


                              LTCB TRUST COMPANY


                              By:
                              Title:

                              THE SANWA BANK, LIMITED,
                              NEW YORK BRANCH


                              By:
                              Title:


                              TORONTO-DOMINION (NEW YORK), INC.


                              By:
                              Title:


                              THE TOYO TRUST & BANKING CO.,
                              LTD., NEW YORK BRANCH


                              By:
                              Title:


                              By:
                              Title:

                                     ANNEX I
                                  to Amendment

                                   SCHEDULE I

                                   Commitments


     Bank of America National Trust
       and Savings Association                    $450,000,000
     The Chase Manhattan Bank                     $350,000,000
     Citibank, N.A.                               $350,000,000
     NationsBank of Texas, N.A.                   $350,000,000
     The Bank of New York                         $235,000,000
     The Bank of Nova Scotia                      $235,000,000
     The First National Bank of Chicago           $235,000,000
     Mellon Bank, N.A.                            $235,000,000
     Morgan Guaranty Trust Company of New York    $235,000,000
     The Fuji Bank, Limited, New York Branch      $190,000,000
     The Sumitomo Bank, Limited,
       New York Branch                            $190,000,000
     The Bank of Tokyo-Mitsubishi, Ltd.           $145,000,000
     Wells Fargo Bank, N.A.                       $145,000,000
     Comerica Bank                                $ 95,000,000
     The Dai-Ichi Kangyo Bank, Ltd.               $ 95,000,000
     Deutsche Bank AG, New York
       and/or Cayman Islands Branches             $ 95,000,000
     Wachovia Bank of Georgia, N.A.               $ 95,000,000
     Banque Nationale de Paris                    $ 50,000,000
     Barclays Bank plc                            $ 50,000,000
     First National Bank of Maryland              $ 50,000,000
     SunTrust Bank, Central Florida, N.A.         $ 50,000,000
     Union Bank of Switzerland,
       New York Branch                            $ 50,000,000
     First Union National Bank (formerly known as Signet Bank)   $ 25,000,000